Events after the reporting period	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period
5.19 Events after the reporting period
Sale of CTM unit
On July 3, 2023 Valneva sold its multi-purpose clinical trial manufacturing operations and bulk drug manufacturing operations (CTM) in Solna, Sweden for a transaction price less cost to sell of €1.4 million. The assets and liabilities of these operations were disclosed as a disposal group according to IFRS 5 as of June 30, 2023 with a net carrying amount of €1.4 million (see Note 5.10).
Extension of existing loan agreement by $100 million
On August 16, 2023 Valneva entered into an agreement to increase the principal amount of its existing $100 million senior secured debt financing facility with funds managed by leading U.S. healthcare investment firms Deerfield Management Company and OrbiMed. The add-on loan facility has a three-year interest-only period and will mature in the third quarter of 2028. The loan interest rate remains unchanged.
The additional facility provides Valneva with immediate access to $50 million, with an additional $50 million available at the Company’s discretion until December 31, 2023. The increased funding will be used to further invest in R&D, as well as continued market access preparations and potential commercialization of Valneva’s chikungunya vaccine candidate.
BliNK equity interest
On September 8, 2023, the Company sold its 48% equity interest in BliNK Biomedical SAS, Marseille. which has been classified as a held for sale asset as at June 30, 2023 (please refer to the Note 5.10).